UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 25, 2006

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 25, 2006, Eagle Materials Inc., a Delaware corporation (“Eagle”), announced its results of operations for the quarter ended December 31, 2005. A copy of Eagle’s earnings press release announcing these results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 2.02 in its entirety by reference.

Item 7.01. Regulation FD Disclosure.
     On January 25, 2006, Eagle issued a press release (the “Press Release”) announcing plans to expand and modernize two of its cement plants. The Press Release also announced several corporate initiatives, including the following items approved by Eagle’s Board of Directors: (i) a proposal to amend Eagle’s Restated Certificate of Incorporation to eliminate Eagle’s dual class common stock structure (which amendment will require stockholder approval); (ii) a 3-for-1 stock split in the form of a 200% stock dividend, payable on February 24, 2006 to holders of record of Eagle’s Common Stock and Class B Common Stock on February 10, 2006; (iii) an increase in Eagle’s regular quarterly cash dividend from $1.20 to $2.10 per share (on a pre-split basis), commencing with the dividend payable on April 21, 2006; and (iv) an increase in Eagle’s stock repurchase authorization of up to 1 million shares of stock (inclusive of approximately 80,000 shares remaining under the current authorization). A copy of the Press Release announcing these matters is being furnished as Exhibit 99.2 hereto and is hereby incorporated in this Item 7.01 in its entirety by reference.

Item 8.01. Other Events.

     On January 25, 2006, Eagle issued the Press Release, announcing, among other matters, that the Eagle Board of Directors has approved a proposal to amend Eagle’s Restated Certificate of Incorporation to eliminate Eagle’s dual class common stock structure (which amendment will require stockholder approval). The portion of the Press Release under the heading “Combination of Two Classes of Stock” and the related legend at the end of the Press Release is filed pursuant to, and incorporated by reference in, this Item 8.01 as soliciting material pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Earnings Press Release dated January 25, 2006 issued by Eagle Materials Inc. (announcing quarterly operating results)

99.2	Press Release dated January 25, 2006 issued by Eagle Materials Inc. (announcing plant expansions and other initiatives)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Arthur R. Zunker, Jr. Name: Arthur R. Zunker, Jr. Title: Senior Vice President–Finance and Treasurer

Date: January 25, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Press Release dated January 25, 2006 issued by Eagle Materials Inc. (announcing quarterly operating results)

99.2	Press Release dated January 25, 2006 issued by Eagle Materials Inc. (announcing plant expansions and other initiatives)